UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2017

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2400 South 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)
 (920) 684-4410
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 2, 2017, The Manitowoc Company, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, the Company’s shareholders voted on: (i) the election of nine directors; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (iii) an advisory proposal to approve the compensation of the Company’s named executive officers, as disclosed in the Company’s Definitive Proxy Statement, dated March 17, 2017, for the 2017 Annual Meeting (the “2017 Proxy Statement”); and (iv) an advisory proposal related to the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.
The nominees named below were elected as directors at the 2017 Annual Meeting to each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2018, or until their respective successors are duly elected and qualified, by the indicated votes cast:

Name of Nominee	For	Withheld	Broker Nonvotes
José María Alapont	104,706,553	1,239,516	22,114,319
Robert G. Bohn	104,603,236	1,342,833	22,114,319
Donald M. Condon, Jr.	104,696,510	1,249,559	22,114,319
Anne M. Cooney	104,748,640	1,197,429	22,114,319
Kenneth W. Krueger	104,976,096	969,973	22,114,319
Jesse A. Lynn	104,605,357	1,340,712	22,114,319
C. David Myers	104,704,822	1,241,247	22,114,319
Barry L. Pennypacker	104,807,991	1,138,078	22,114,319
John C. Pfeifer	105,146,003	800,066	22,114,319
The appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2017, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
126,689,698	1,177,299	193,391	0
The advisory proposal seeking approval of the compensation of the Company’s named executive officers, as disclosed in the 2017 Proxy Statement, was approved by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
103,396,619	2,150,743	398,693	22,114,333
The advisory proposal related to the frequency of future advisory votes to approve named executive officer compensation received the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Nonvotes
92,979,486	308,992	7,292,867	238,276	27,240,766
Based on the results of the votes on the advisory proposals listed above and other factors, the Board of Directors decided that the Company will continue to hold annual advisory votes to approve named executive officer compensation.
Further information concerning the matters voted upon at the 2017 Annual Meeting is contained in the 2017 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 5, 2017	/s/ Louis F. Raymond
Louis F. Raymond
Vice President, General Counsel and Secretary